UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2024

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 2”) amends the Current Report on Form 8-K filed by Treasure Global Inc (the “Company” or “TGL”) with the Securities and Exchange Commission (the “Commission”) on September 20, 2024 (the “Original 8-K”), as amended on October 30, 2024. This Amendment No. 2 is being filed by the Company to provide certain additional information relating to compensation terms to include a new “Item 3.02 - Unregistered Sales of Equity Securities”. The information contained in this Amendment and the exhibit filed herewith are intended to supplement and not supersede or replace the disclosures set forth in the Original 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on September 20, 2024, and October 30, 2024, the Company entered into a partnership agreement (the “Agreement”) with Credilab Sdn. Bhd. (“CLSB”). Pursuant to the Agreement, the Company and CLSB will establish a strategic partnership aimed at leveraging their respective core competencies, resources and market expertise to drive mutual benefit and growth upon the terms and conditions set forth in the Agreement. Subsequent to filing the Original 8-K, the Company and CLSB have entered into a supplemental letter on October 28, 2024 (the “Supplement Letter”) to amend the profit-sharing ratio from 1/3 to 1/2.

As part of the Partnership Agreement, the Company agreed to pay $2,000,000 to CLSB and/or its nominees to develop and implement an AI-driven chatbot for the ZCity App platform, aimed at enhancing user engagement and providing real-time assistance. Additionally, the partnership includes the development of a digital wallet integrated within the ZCity App to offer users a seamless payment solution for platform transactions and access to CLSB’s financial products and services.

The Company has sole discretion to choose whether to make the payment in cash and/or the equivalent value in the Company’s common stock. In accordance with the terms of the Agreement, the Company has elected to issue portion of the payment in the form of its common stock (“TGL Shares”) and the Company will make the remaining payment in cash/and or the equivalent value in the Company’s shares of common stock.

The above summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement and the Supplement Letter, which is attached hereto as Exhibit 10.1 and Exhibit 10.2 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference.

The TGL Shares were issued pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Partnership Agreement between Treasure Global Inc and Credilab Sdn. Bhd. dated September 20, 2024
10.2	Supplemental Letter Dated October 28, 2024 to The Partnership Agreement Dated September 20, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2024	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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